AGREEMENT FOR EXTENSION OF DEFAULT

To: Mid Americas Corp.
Swingplane Ventures, Inc. (the “Optionees”)
Carlos De la Torre, President

From:	Gunter Stromberger
Elsa Dorila Duarte Horta
AND SLM ROBLE 5 UNO DE SIERRA ALGARROBO; SLM ROBLE SA UNO DE SIERRA ALGARROBO; SLM ROBLE 5B UNO DE SIERRA ALGARROBO; SLM ROBLE 5C UNO DE SIERRA ALGARROBO; SLM ROBLE 2 UNO DE SIERRA ALGARROBO; SLM ROBLE 2A UNO DE SIERRA ALGARROBO; SLM ROBLE 2B UNO DE SIERRA ALGARROBO; SLM ROBLE 3 UNO DE SIERRA ALGARROBO; SLM ROBLE 4 UNO DE SIERRA ALGARROBO; SLM ROBLE 4A UNO DE SIERRA ALGARROBO; and SLM ROBLE 4B UNO DE SIERRA ALGARROBO each of the above a Sociedad Legal Minera duly incorporated and existing under the laws of Chile and represented herein by Gunter Stromberger and Elsa Dorila Duarte Horta and each having their address at Yerbas Buenas 460, Piso 2 Copiap6, Chile. (the "SLMs")

Gentlemen:

Please be advised that pursuant to our NOTICE OF DEFAULT given to you on May 13, 2013, we are prepared to extend the deadline for curing the defaults outlined in the above mentioned notice, to July 1, 2013.   This extension is  subject to Swingplane Ventures, Inc. providing funds to pay directly to the Chilean Tesoreria  the total annual 2013 PATENTES (claims maintenance fees) on our Properties that are subject to the option agreement, prior to June 15, 2013 of approximately 55,000 USD.

We further hereby confirm our mutual understanding that we are agreeable to evaluate Swingplane’s proposal to renegotiate the existing Option Agreements and the amendements thereto at such time as the Optionees, in attendance with potential joint venture partners, attend at the property on or about June 7, 2013.

May 27, 2013, Copiapo, Atacama, Chile

“Gunter Stromberger”                                                                       “Else Duarte Horta”
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Gunter Stromberger                                                                             Elsa Dorila Duarte Horta